Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
       11/25/98

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
          (a)   The Average Cumulative Net Loss Ratio exceeds 1.0%
                (yes / no)                                                    no

                Initial ADCB                                         273,826,503

                                                                                       ADCB of
                                           ADCB of                                     Cumulative            Cumulative
                                         Cumulative             Cumulative        Defaulted Contracts         Net Loss
                                     Defaulted Contracts        Recoveries         net of Recoveries           Ratio
                                     -------------------        ----------         -----------------           -----
                2 months prior           1,934,129.28            921,344.72           1,012,784.56             0.37%
                1 month prior            1,934,129.28            925,741.60           1,008,387.68             0.37%
                Current                  2,400,651.46          1,141,033.84           1,259,617.62             0.46%
                                         ------------          ------------           ------------             ----
                Average                  2,089,636.67            996,040.05           1,093,596.62             0.40%

                Annualized maximum Cumulative Net Loss Ratio                                                   1.00%
                Average Cumulative Net Loss Ratio                                                              0.40%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                   no

C) An Event of Default has occurred and is continuing (yes/no)                no

          (a)   failure to pay on each Distribution Date the full
                amount of interest on any Note (yes/no)                       no

          (b)   failure to pay the then outstanding principal amount of any
                Note, if any, on its no related Maturity Date (yes/no)        no



Based on A, B and C, a Restricting Event has occurred and is
continuing (yes/no)                                                           no
-------------------

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Limitations
       11/25/98

Obligor Event Trigger Determination
-----------------------------------



     The current period is less than 16 months after the Closing
      Date (January 4, 1999) (yes / n/a)                                yes
     If the current period is less than 16 months after the
      closing date, one of the top five Obligors, as of the
      Cut-Off Date, is a Defaulted Contract in this period
      (yes / no / n/a)                                                  no
     The Obligor Event has been cured (yes, if any of following is
     yes / no, if each of following is no / n/a if not applicable)      n/a
      a) the Defaulted Contract has been replaced with an eligible
         Substitute Contract                                            n/a
      b) a Recovery has been received with respect to the Defaulted
         Contract and no further Recoveries are expected                n/a
      c) a Successor Servicer has been appointed                        n/a


An Obligor Event has occurred and is continuing                         n/a


10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                 273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted
      Contracts and Adjusted Contracts                                 0.00
     Percentage of Substitute Contracts replacing Defaulted
      Contracts and Adjusted Contracts                                 0.00%
     Percentage of Substitute Contracts replacing Defaulted
      Contracts and Adjusted Contracts exceeds 10% (yes/no)             no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications       0.18%
     The DCB exceeds 5% of the initial ADCB (yes/no)                    no
     Any Skipped Payments have been deferred later than 12 months
      prior to the Class B Maturity Date                                n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
-------------

          (i)       The ADCB of all End-User Contracts with Obligors
                    that are governmental entities or municipalities   0.00%
                    exceeds 1.13% of the ADCB of the Contract Pool      no

          (ii)      The ADCB of all End-User Contracts which finance,
                    lease or are related to Software exceeds 3.88% of  1.14%
                    the ADCB of the Contract Pool                       no

          (iii)     The ADCB of all End-User Contracts with Obligors
                    who comprise the three largest Obligors (measured
                    by ADCB as of the date of determination) exceeds   3.84%
                    5.09% of the ADCB of the Contract Pool              no

          (iv)      The ADCB of all End-User Contracts with Obligors
                    who comprise the 20 largest Obligors (measured
                    by ADCB as of the date of determination) exceeds  16.62%
                    24.79% of the ADCB of the Contract Pool             no

          (v)       The ADCB of the End-User Contracts related to a
                    single Vendor, or representing a Vendor Loan of
                    such Vendor or affiliate thereof exceeds 23.01%   15.26%
                    of the ADCB of the Contract Pool                    no

          (vi)      The ADCB of all End-User Contracts with Obligors
                    thereof located in a single State of the United
                    States exceeds 17.73% of the ADCB of the          10.40%
                    Contract Pool                                       no

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Accounts
       11/25/98

                                                                                    Collection                       Reserve
                                                                                      Account                          Fund
                                                                                      -------                          ----
Beginning Account Balance                                                                 0.00                     2,738,265.00
Investment Earnings                                                                  10,496.34                        28,677.03

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads    6,086,927.20
Add: Prepayment Amounts                                                                  2,547,755.51
Add: Recoveries                                                                            215,292.24
Add: Investment Earnings                                                                    39,173.37                   (28,677.03)
Add: Late Charges                                                                            5,961.31
Add: Expired Lease Proceeds                                                                      0.00
Add: Servicer Advances                                                                     664,529.35



Available Amounts                                                                        9,559,638.98                 2,738,265.00
-----------------



Payments on Distribution Date
-----------------------------

(A) ** Indenture Trustee Fees (first in funds allocation during a Restricting Event              0.00
            or an Event of Default)
  (A)  Unreimbursed Servicer Advances                                                            0.00

  (B)  Monthly Servicing Fee, due and accrued, including any amounts unpaid                 59,681.78

  (C)  Class A-1 Notes interest, due and accrued, including any amounts unpaid                   0.00

  (D)  Class A-2 Notes interest, due and accrued, including any amounts unpaid             693,393.80

  (E)  Class B Notes interest, due and accrued, including any amounts unpaid                30,228.43

  (F)  Class C Notes interest, due and accrued, including any amounts unpaid                20,710.35

  (G)  Class D Notes interest, due and accrued, including any amounts unpaid                25,516.88

  (H)  The Class A-1 Principal Payment Amount                                                    0.00

  (I)  The Class A-2 Principal Payment Amount                                            8,122,215.66

  (J)  The Class B Principal Payment Amount                                                348,094.95

  (K)  The Class C Principal Payment Amount                                                232,063.30

  (L)  The Class D Principal Payment Amount                                                 27,733.82

  (M)  Amounts required to meet the Reserve Fund Amount                                          0.00                         0.00

  (B)* Monthly Servicing Fee, due and accrued, including any amounts unpaid                      0.00
       (applicable only if an Obligor Event has occurred and is continuing)


  (N)  Any excess to Certificateholders                                                          0.00

Distributions to Noteholders and Certificateholders                                      9,559,638.97

Ending balance of accounts                                                                       0.00                 2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Schedules
       11/25/98
       A Restricting Event has occurred and is continuing (yes\no)      no

       Trustee Fees (only in the event of a Restricting Event
         or an Event of Default)                                           0.00


Unreimbursed Servicer Advances
------------------------------

  (i)  Current month Unreimbursed Servicer Advances                        0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)          0.00
 (iii) Total Unreimbursed Servicer Advances due  ((i) + (ii))              0.00
 (iv)  Unreimbursed Servicer Advances distributed                          0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                0.00



Servicing Fee Schedule
----------------------

  (i)  Servicing Fee Percentage                                            0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of
         the Collection Period                                   143,236,277.60
 (iii) Servicing Fee  (( (i) / 12) x  (ii))                           59,681.78
 (iv)  Servicing Fee accrued but not paid in prior periods                 0.00
  (v)  Total Servicing Fee due, and accrued but not paid
          in prior periods ((iii) + (iv))                             59,681.78
 (vi)  Monthly Servicing Fee distributed                              59,681.78
       Servicing Fee accrued but not paid                                  0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                 0.00
  (i)  Class A-1 Interest Rate                                           5.7325%
 (ii)  Number of days in Accrual Period                                       0
       Monthly Class A-1 Interest Rate ((i) x ((ii)/360))                0.0000%
       Current Class A-1 interest due                                      0.00
       Prior Class A-1 interest arrearage                                  0.00
       Current Period Interest Shortfall                                   0.00

       Class A-1 interest distribution                                     0.00


Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                       130,214,797.94
       Class A-2 Interest Rate                                           6.3900%
       Class A-2 Interest Rate x 30/360                                  0.5325%
       Current Class A-2 interest due                                693,393.80
       Prior Class A-2 interest arrearage                                  0.00
       Current Period Interest Shortfall                                   0.00

       Class A-2 interest distribution                               693,393.80


Class B Interest Schedule
-------------------------

       Opening Class B principal balance                           5,580,634.14
       Class B Interest Rate                                             6.5000%
       Class B Interest Rate x 30/360                                    0.5417%
       Current Class B interest due                                   30,228.43
       Prior Class B interest arrearage                                    0.00
       Current Period Interest Shortfall                                   0.00

       Class B interest distribution                                  30,228.43

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
       11/25/98

Class C Interest Schedule
-------------------------

       Opening Class C principal balance                           3,720,422.76
       Class C Interest Rate                                             6.6800%
       Class C Interest Rate x 30/360                                    0.5567%
       Current Class C interest due                                   20,710.35
       Prior Class C interest arrearage                                    0.00
       Current Period Interest Shortfall                                   0.00

       Class C interest distribution                                  20,710.35


Class D Interest Schedule
-------------------------

       Opening Class D principal balance                           4,013,139.99
       Class D  Interest Rate                                            7.6300%
       Class D Interest Rate x 30/360                                    0.6358%
       Current Class D interest due                                   25,516.88
       Prior Class D interest arrearage                                    0.00
       Current Period Interest Shortfall                                   0.00

       Class D interest distribution                                  25,516.88

Class A-1 Principal Schedule
----------------------------

       Class A-1 Maturity Date                                          9/25/98
  (i)  Opening Class A-1 principal balance                                 0.00
 (ii)  ADCB as of last day of second preceding
         Collection Period                                       143,236,277.60
 (iii) ADCB as of last day of immediately preceding
         Collection Period                                       134,301,840.38
       Expected Class A-1 Payment ( (ii) - (iii) )                 8,934,437.22
 (iv)  Aggregate Expected Class A-1 Payments
         not paid on preceding Distribution Date                           0.00
       Class A-1 Principal Payment Amount (lesser
         of (i) or ((ii) - (iii)) + (iv))                                  0.00
       Class A-1 Principal Payment Amount distribution                     0.00
                             Shortfall                                     0.00

       Class A-1 Principal Balance after current distribution              0.00



Class A-2 Principal Schedule
----------------------------

  (i)  Opening Class A-2 principal balance                       130,214,797.94
 (ii)  Applicable Class A-2 Percentage                                    90.91%
 (iii) ADCB as of the last day of the Collection Period
         less obligations to Class A-1 Notes                     134,301,840.38
 (iv)  Current month targeted Class A-2 principal
         balance ((ii) * (iii))                                  122,092,582.28
  (v)  (i) - (iv) (zero until Class A-1 has been retired)          8,122,215.66
 (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v))   8,122,215.66

       Class A-2 Principal Payment Amount distributed              8,122,215.66
                             Shortfall                                     0.00

       Class A-2 principal balance after current distribution    122,092,582.28

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
             11/25/98

Class B Principal Schedule
--------------------------
  (i)    Opening Class B principal balance                                                                         5,580,634.14
  (ii)   Applicable Class B Percentage                                                                                     3.90%
  (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    134,301,840.38
  (iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                                         5,232,539.19
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          348,094.95
  (vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                                                    348,094.95

         Class B Principal Payment Amount distributed                                                                348,094.95
                             Shortfall                                                                                     0.00

         Class B principal balance after current distribution                                                      5,232,539.19

Class C Principal Schedule
--------------------------

  (i)    Opening Class C principal balance                                                                         3,720,422.76
  (ii)   Applicable Class C Percentage                                                                                     2.60%
  (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    134,301,840.38
  (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                                         3,488,359.46
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          232,063.30
  (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                                    232,063.30

         Class C Principal Payment Amount distributed                                                                232,063.30
                                     Shortfall                                                                             0.00

         Class C principal balance after current distribution                                                      3,488,359.46

Class D Principal Schedule
--------------------------

  (i)    Opening Class D principal balance                                                                         4,013,139.99
  (ii)   Applicable Class D Percentage                                                                                     2.60%
  (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    134,301,840.38
  (iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                                         3,488,359.46
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          524,780.53
  (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                                    524,780.53

         Class D Principal Payment Amount distributed                                                                 27,733.82
                                     Shortfall                                                                       497,046.72

         Class D principal balance after current distribution                                                      3,985,406.17

Reserve Fund Schedule
---------------------

         Prior month Reserve Fund balance                                                                          2,738,265.00
         Initial ADCB                                                                                            273,826,503.00
         Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                       2,738,265.00
                                     (ii) outstanding principal of the Notes)
         Current period draw on Reserve Fund                                                                               0.00
         Required deposit to Reserve Fund                                                                                  0.00
         Actual deposit to Reserve Fund                                                                                    0.00
         Interest Earned on Reserve Account                                                                           28,677.03
         Deposit to Certificateholder                                                                                      0.00
         Ending Reserve Fund balance                                                                               2,738,265.00

         Ending Reserve Fund balance as a percentage of ADCB                                                               2.04%

Servicing Fee Schedule
----------------------

         Servicing Fee during an Obligor Event                                                                             0.00
         Servicing Fee paid                                                                                                0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
     11/25/98

                           CUSIP # 423327AA3
     Class A-1
     Class A-1 principal balance                                           0.00
     Initial Class A-1 principal balance                          62,980,096.00

     Note factor                                                    0.000000000



                           CUSIP # 423327AB1
     Class A-2
     Class A-2 principal balance                                 122,092,582.28
     Initial Class A-2 principal balance                         191,678,552.00

     Note factor                                                    0.636965279



                           CUSIP # 423327AC9
     Class B
     Class B principal balance                                     5,232,539.19
     initial Class B principal balance                             8,214,795.00

     Note factor                                                    0.636965279



                           CUSIP # 423327AD7
     Class C
     Class C principal balance                                     3,488,359.46
     Initial Class C principal balance                             5,476,530.00

     Note factor                                                    0.636965279




     Class D
     Class D principal balance                                     3,985,406.17
     Initial Class D principal balance                             5,476,530.00

     Note factor                                                    0.727724703

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
       11/25/98
ADCB as of the last day of the Collection Period                                                      134,301,840.38




Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                    466,522.17
Number of Defaulted Contracts as of the last day of the Collection Period                                          4
Defaulted Contracts as a percentage of ADCB (annualized)                                                        4.17%

DCB of Adjusted Contracts as of the last day of the Collection Period                                           0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                           0

DCB of Prepaid Contracts as of the last day of the Collection Period                                    2,317,217.38
Number of Prepaid Contracts as of the last day of the Collection Period                                           21

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period              0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period              0

DCB of Warranty Contracts as of the last day of the Collection Period                                           0.00
Number of Warranty Contracts as of the last day of the Collection Period                                           0

DCB of repurchased Contracts as of the last day of the Collection Period                                        0.00
Number of repurchased Contracts as of the Collection Period                                                        0

DCB of Additional Contracts as of the last day of the Collection Period                                         0.00
Number of Additional Contracts as of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          215,292.24

Delinquencies                                                        Dollars                       Percent
                                                                     -------                       -------
       Current                                                    131,065,553.24                         97.02%
       31-60 days past due                                          2,524,571.93                          1.87%
       61-90 days past due                                            109,292.69                          0.08%
       Over 90 days past due                                        1,385,156.03                          1.03%
                                                                  --------------                        ------
       Total                                                      135,084,573.89                        100.00%

       31+ days past due                                            4,019,020.65                          2.98%

  (i)  DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                   2,400,651.46
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                                      1,141,033.84
       Cumulative net losses to date  ( (i) - (ii) )                                              1,259,617.62

      --------------------------------------------------------------------------
                                Static Information
       Initial ADCB                                                 273,826,503
       Discount Rate                                                     6.9239%
       Class A-1 Initial Principal Amount                            62,980,096
       Class A-1 Interest Rate                                           5.7325%
       Class A-2 Initial Principal Amount                           191,678,552
       Class A-2 Interest Rate                                           6.3900%
       Class B Initial Principal Amount                               8,214,795
       Class B Interest Rate                                             6.5000%
       Class C Initial Principal Amount                               5,476,530
       Class C Interest Rate                                             6.6800%
       Class D Initial Principal Amount                               5,476,530
       Class D Interest Rate                                             7.6300%
       Reserve Fund Initial Deposit                                   2,738,265
       Class A-1 Maturity Date                                         09/25/98
       Classes A-2, B, C, & D Maturity Date                            05/25/05
       Closing Date                                                    09/04/97
      --------------------------------------------------------------------------